Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration Nos.: 2-34215 and 33-65632
SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
Supplement dated September 11, 2009
to Prospectuses dated March 1, 2009
With this supplement, the Investor Shares Prospectus and the Advisor Shares Prospectus for Schroder U.S. Opportunities Fund and Schroder Small and Mid Cap Opportunities Fund (each, a “Fund”) are being revised to redefine the market-capitalization parameters for each Fund in light of changing market conditions over time.
Schroder U.S. Opportunities Fund. The disclosure for the Schroder U.S. Opportunities Fund is hereby revised to replace the third sentence of the second paragraph under the heading “Principal Investment Strategies” with the following:
The Fund’s adviser currently considers small capitalization companies to be companies that have market capitalizations of $3 billion or less, measured at the time of purchase, and micro-capitalization companies to be companies with market capitalizations of $200 million or less, measured at the time of purchase. It is important to note that these ranges may change over time as market conditions change, although the adviser will generally consider a company to be a small capitalization company if it is in the bottom 30% by market capitalization of the U.S. market at the time of purchase.
Schroder U.S. Small and Mid Cap Opportunities Fund. The disclosure for the Schroder Small and Mid Cap Opportunities Fund is hereby revised to replace the fourth sentence of the second paragraph under the heading “Principal Investment Strategies” with the following:
The Fund’s adviser currently considers a company to be a small or mid cap company if the company has a market capitalization of between $750 million and $9 billion, measured at the time of purchase. It is important to note that these ranges may change over time as market conditions change, although the adviser will generally consider a company to be a small or mid cap company if it is in the bottom 40% by market capitalization of the U.S. market at the time of purchase.
PRO-SUP-SMID-09